                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

  / / Preliminary Proxy Statement              / / Confidential, For Use of the
  / / Definitive Proxy Statement                   Commission Only (as permitted
  /x/ Definitive Additional Materials              by Rule 14a-6(e)(2))
  / / Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12


                              EMERGING VISION, INC.
                            ------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  /x/ No fee required.

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

  / / Fee paid previously with preliminary materials

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

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                                       2

                              EMERGING VISION, INC.
                             1500 HEMPSTEAD TURNPIKE
                           EAST MEADOW, NEW YORK 11554
                                 (516) 390-2100

                                  SUPPLEMENT TO
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND
                                 PROXY STATEMENT

               With respect to the Annual Meeting of Shareholders
                           To be Held on May 26, 2000

To the Shareholders of Emerging Vision, Inc.:

         Reference is made to the Notice of Annual Meeting of Shareholders of Emerging Vision, Inc. (the "Company"), dated April 28, 2000 (the "Original Notice"), with respect to the Annual Meeting of Shareholders of the Company to be held on May 26, 2000 (the "Annual Meeting"), and the Proxy Statement of the Company with respect to the Annual Meeting which accompanied such Original Notice.

         The purpose of this Supplement is to advise you of certain changes that have been made by the Company's Board of Directors in the composition of each of the Executive, Compensation and Independent Committees of the Board, effective May 2, 2000. As a result of those changes, these Committees now consist of the following members:

         Executive Committee                       Compensation Committee
         -------------------                       ----------------------

         William F. Stasior                        William F. Stasior
         Gregory T. Cook                           Gregory T. Cook
         Dr. Alan Cohen                            Dr. Robert Cohen

         Independent Committee
         ---------------------

         William  F.  Stasior
         Suresh V. Mathews
         Joel L. Gold

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Joseph Silver,
                                            Secretary

East Meadow, New York
May 3, 2000